UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2004

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure.
SIGNATURES

Item 5. Other Events and Required FD Disclosure.

The Annual Meeting of Shareholders of The Chubb Corporation (Corporation) was held on April 27, 2004. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors

Each of the director nominees proposed by the Corporation’s board of directors, having received a plurality of the votes cast as the meeting, was elected to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

		VOTES AGAINST OR
DIRECTOR	VOTES FOR	WITHHELD
Zoë Baird	160,447,796	4,124,235
Sheila P. Burke	158,570,303	6,001,728
James I. Cash, Jr.	162,473,168	2,098,863
Joel J. Cohen	162,527,821	2,044,210
James M. Cornelius	160,596,636	3,975,395
John D. Finnegan	160,802,805	3,769,226
David H. Hoag	151,819,448	12,752,583
Klaus J. Mangold	148,100,383	16,471,648
Sir David G. Scholey, CBE	161,792,935	2,779,096
Raymond G.H. Seitz	161,792,271	2,779,760
Lawrence M. Small	148,514,273	16,057,758
Daniel E. Somers	160,716,033	3,855,998
Karen Hastie Williams	149,757,432	14,814,599
James M. Zimmerman	152,576,957	11,995,074
Alfred W. Zollar	160,111,931	4,460,100

Adoption of The Chubb Corporation Long-Term Stock Incentive Plan (2004)

The adoption of The Chubb Corporation Long-Term Stock Incentive Plan (2004) was approved, having received the affirmative vote of more than a majority of the votes cast and the total votes cast representing more than a majority of the outstanding shares entitled to vote. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NO VOTES

109,175,747	40,591,868	1,211,637	13,592,779

Adoption of The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004)

The adoption of The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004) was approved, having received the affirmative vote of more than a majority of the votes cast and the total votes cast representing more than a majority of the outstanding shares entitled to vote. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NO VOTES

116,487,160	33,231,002	1,261,090	13,592,779

Appointment of Ernst & Young LLP as Independent Auditor for 2004

The appointment of Ernst & Young LLP as independent auditor for 2004 was ratified, having received the affirmative vote of more than a majority of the votes cast. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NO VOTES

160,764,194	2,839,702	968,135	—

Shareholder Proposal

The shareholder proposal requiring the Corporation to annually prepare a separate report regarding political contributions and related activities was not approved, having received the affirmative vote of less than a majority of the votes cast. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NO VOTES

11,897,961	123,872,986	15,208,304	13,592,780

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date:	May 4, 2004	By:	/s/ Joanne L. Bober

			Name:	Joanne L. Bober
			Title:	Senior Vice President and
General Counsel